UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2026

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

710 Lakeway Drive, Suite 200, Sunnyvale, CA 94805

(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 29, 2026 Actelis Networks, Inc. (the “Company”) held a special  meeting of stockholders (the “Special Meeting”). At the Special Meeting, an aggregate of 479,098 shares of the Company’s common stock (“Common Stock”) were present  in person or by proxy and entitled to vote, which did not constitute a quorum determined in accordance with  the Company’s Second Amended and Restated By-Laws, which requires one-third of the Company’s issued and outstanding shares of Common Stock. Accordingly, no action was taken with respect to the proposal presented at the Special Meeting, and the Special Meeting was adjourned.

As previously reported on its Form 8-K filed on October 2, 2025, the Company entered into such date a Common Stock Purchase Agreement (the “ELOC Purchase Agreement”) with White Lion Capital LLC.

Pursuant to the ELOC Purchase Agreement, the maximum number of shares issuable under the ELOC Purchase Agreement shall not exceed 19.99% of the Company’s outstanding Common Stock as of the Effective Date (the “Exchange Cap”), unless shareholder approval is obtained to issue shares of Common Stock in excess of the Exchange Cap (“Shareholder Approval”). The Special Meeting was called for the purpose of obtaining Shareholder Approval which has not been obtained due to the fact a quorum was not present at the Special Meeting.

Further, pursuant to the terms of the ELOC Purchase Agreement, since the Company did not obtain Shareholder Approval at the Special Meeting, it is obligated to call a subsequent shareholder meeting to seek to obtain Shareholder Approval within 90 days of the date of the Special Meeting. Until Shareholder Approval is obtained, no further shares of Common Stock may be issued pursuant to the ELOC Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: January 29, 2026	By:	/s/ Tuvia Barlev
	Name:	Tuvia Barlev
	Title:	Chief Executive Officer

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